SYNOVUS®

Third Quarter 2010 Results

October 25, 2010

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, our statements regarding (1) the projected opt-in rate of Regulation E; (2) impact of our target deposit mix on our cost of funding; (3) expectations on credit trends; and (4) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the year ended December 31, 2009 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K, including Synovus' Current Report on Form 8-K filed on April 26, 2010. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are loss from continuing operations before income taxes; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing assets is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing assets and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core expenses such as goodwill impairment charges, severance charges, and Visa litigation expense (recovery). Fundamental non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Third Quarter 2010 Highlights

- Net loss available to common shareholders of $196 million reflecting a 19% improvement from 2Q10 (57% improvement from 3Q09)
- 3Q10 net loss per common share of $0.25 (average shares of 785 million)
- Pre-tax, pre-credit costs income* of $123 million increased slightly from $119 million in 2Q10
- Credit trends tracking in positive direction
  - Total credit costs decreased for the fifth consecutive quarter to $301 million ($353 million in 2Q10)
    - Lowest level since 3Q08
  - Total net charge-offs were $237 million (lowest in seven quarters), down $196 million from $433 million in 2Q10
  - NPA inflows totaled $422 million in 3Q10 compared to $339 million in 2Q10 and $531 million in 1Q10
  - Total NPAs of $1.56 billion, down $16 million from 2Q10 (second consecutive quarterly decline)
  - Past dues remained at favorable levels with total past dues of 1.12% and past dues over 90 days of 0.11%

*Non-GAAP financial measures; see appendix

Third Quarter 2010 Highlights

- Loan portfolio shrinkage showing signs of moderation in 3Q10
- Net interest margin of 3.33% stable from 2Q10 level of 3.34%
- Continuing to improve deposit mix
  - Total core deposits (excluding time deposits)[2] grew 2.5% annualized from 2Q10 and 6.1% over the same period a year ago
  - Sequential quarter decline in total deposits impacted by planned run-off of $627 million in brokered deposits
- Strong capital position
  - Tier I Capital Ratio[1]: 13.06%
  - Tangible Common Equity/Tangible Assets Ratio[1][2]: 7.26%
  - Tier I Common Equity Ratio[1]: 9.07%

(1) Preliminary
(2) Non-GAAP financial measures; see appendix

Financial Results

Income Statement Quarterly Comparison

(in thousands, except per share data)

	3Q10	2Q10	3Q09
Net Interest Income	$245,460	250,039	254,631
Non-interest Income	81,764	73,995	86,235
Non-interest Expense	269,011	258,762	316,820
Provision for losses on loans	239,020	298,904	496,522
Loss from continuing operations before income taxes	(180,807)	(233,632)	(472,476)
Income tax expense (benefit)	360	(5,057)	(31,528)
Loss from continuing operations	(181,167)	(228,575)	(440,948)
Income from discontinued operations, net of income taxes	–	–	1,146
Net loss	(181,167)	(228,575)	(439,802)
Net income (loss) attributable to non-controlling interest	277	(381)	(255)
Net loss attributable to controlling interest	(181,444)	(228,194)	(439,547)
Dividends and accretion of discount on preferred stock	14,394	14,360	14,258
Net loss attributable to common shareholders	(195,838)	(242,554)	(453,805)
Average common shares outstanding	784,916	676,753	344,626
Net loss per common share	($0.25)	(0.36)	(1.32)

Loans Outstanding

(in billions)

<u>Year-over-Year</u> (down 14.24% or $ 3.75 billion)

- CRE (19.9%)
  - Investment Properties (11.3%)
  - 1-4 Family Properties (36.3%)
  - Land Acquisition (13.0%)
- C&I (11.7%)
- Retail (5.7%)

<u>Linked Quarter</u> (down 12.95%* or $761.9 million)

- CRE (17.0%)
  - Investment Properties (8.1%)
  - 1-4 Family Properties (32.8%)
  - Land Acquisition (21.6%)
- C&I (12.8%)
- Retail (4.0%)

*Annualized


$30
$24
$18
$12
$6
$0
$4.3
$11.4
$10.6
$4.2
$10.7
$10.5
$4.1
$10.2
$10.2
$4.1
$9.6
$9.7
$4.0
$9.2
$9.4
3Q09
4Q09
1Q10
2Q10
3Q10
C&I
CRE
Retail

Deposits-Targeting the Right Mix

(in millions)


Core Deposits*
$24,000
$19,200
$14,400
$9,600
$4,800
$0
$22,415
$22,082
$21,687
$6,743
$5,837
$5,552
$1,984
$1,650
$1,403
$9,670
$10,344
$10,484
$4,018
$4,251
$4,248
3Q09
2Q10
3Q10
Time Deposits**
Shared Deposits
Other Interest Bearing Deposits**
Non-interest-bearing Deposits (DDA)

* Core deposits represent total deposits less national market brokered deposits
* Non-GAAP financial measures; see appendix
** Excludes Shared Deposits and national market brokered deposits

- Focusing on the mix- continuing to pursue lower cost core funding
  - All of linked quarter core deposit decline driven by time deposits (including Shared Deposits)
  - Total core deposits (excluding time deposits)* grew 2.5% annualized from 2Q10 and increased 6.1% over the same period a year ago
- Total deposits of $25.2 billion down $1.0 billion from 2Q10
  - Linked quarter decline in total deposits led by $627 million planned run-off in national market brokered deposits

Core Funding
(in billions)

- Loans funded by core deposits* have increased from 85% to 96% since September 2009


$28
$27
$26
$25
$24
$23
$22
$21
$26.3
$25.4
$24.4
$23.3
$22.6
$22.4
$22.4
$22.5
$22.1
$21.7
3Q09
4Q09
1Q10
2Q10
3Q10
Loans
Core Deposits

*Non-GAAP financial measures; see appendix

Net Interest Margin

Key Margin Drivers:

- Moderate decline in earning asset yields driven by lower realized investment yields
- Decrease in funding costs driven by downward re-pricing of maturing time deposits and modest declines in money market and NOW deposit rates
- Modest decline in negative impact of non-performing assets (3Q10 versus 2Q10)
- Dilutive impact of excess liquidity


(in millions)
Net Interest Income
$260
$208
$156
$104
$52
$0
$254.6
$255.8
$248.9
$250.0
$245.5
3Q09
4Q09
1Q10
2Q10
3Q10


Net Interest Margin Trend
3.8%
3.6%
3.4%
3.2%
3.0%
3.64%
3.63%
3.77%
3.67%
3.63%
3.22%
3.25%
3.39%
3.34%
3.33%
3Q09
4Q09
1Q10
2Q10
3Q10
Actual
Excluding negative impact of non-performing assets*

*Non-GAAP financial measures; see appendix

Fee Income

(in thousands)


$90,000
$72,000
$54,000
$36,000
$18,000
$0
$29,699
$22,094
$9,114
$11,244
$7,037
$7,047
$27,876
$11,876
$9,800
$11,357
$6,318
$6,768
$26,711
$17,072
$10,674
$10,408
$10,163
$6,736
3Q09
2Q10
3Q10
Service Charges on Deposit Accounts
Other
Bankcard Fees
Fiduciary and Asset Management Fees
Mortgage Banking Income
Brokerage and Investment Banking Income

- Service charges on deposits down 4.2% from 2Q10
  - NSF fees down 6.9%
  - The impact of Reg E was less than expected at $1.9 million for 3Q10
  - Analysis fees up 0.5%
  - Other service charges down 1.4%
- Mortgage banking income up $3.8 million or 60.9% from 2Q10
  - 3Q10 production is up 26.2%

Prior periods reclassified to exclude discontinued operations

Fundamental Non-interest Expense*

(dollars in millions)


$200
$160
$120
$80
$40
$0
$50.7
$31.2
$105.0
$52.5
$30.6
$103.9
$51.9
$31.3
$105.9
3Q09
2Q10
3Q10
Employment Expenses
Occupancy & Equipment
Other

Headcount	6,376	6,388	6,257

*Excluding net litigation contingency expense, severance charges, credit costs, and FDIC insurance
Non-GAAP financial measures; see appendix

Pre-tax, Pre-credit Costs Income***

(dollars in millions)


$150
$140
$130
$120
$110
$140*
$144
$119
$119
$123
3Q09
4Q09
1Q10
2Q10
3Q10

	3Q09	4Q09	1Q10	2Q10	3Q10
Loss from continuing operations before income taxes	($473)	(244)	(275)	(234)	(181)
Subtract: Gain from sale of Visa shares	–	(52)	–	–	–
Add: Provision for losses on loans	497	387	341	299	239
Add: Other credit costs**	110	40	53	54	62
Add: Goodwill impairment	–	15	–	–	–
Add (Subtract): Net litigation contingency expense (recovery)	6	(2)	–	–	–
Add: (Subtract): Severance charges	–	–	–	–	3
Pre-tax, pre-credit costs income	140*	144	119	119	123
Pre-tax, pre-credit costs income/risk-weighted assets	2.0%	2.2	1.9	1.9	2.1 (1)

* Amount includes security gains of $14.7 million
** Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
*** Non-GAAP financial measures; see appendix
Prior periods have been reclassified to exclude discontinued operations
(1) Preliminary

Capital Ratios

	3Q09	4Q09	1Q10	2Q10	3Q10
Tier 1 Capital Ratio	10.48%	10.16	9.68	13.33	13.06 (2)
Tier 1 Common Equity Ratio	7.18	6.65	6.03	9.51	9.07 (2)
Total Risk-Based Capital Ratio	13.84	13.58	13.03	16.87	16.70 (2)
Tangible Common Equity/Tangible Assets Ratio (1)*	6.23	5.74	5.08	7.58	7.26
Leverage Ratio	8.76%	8.12	7.68	10.12	9.75 (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary
*Non-GAAP financial measures; see appendix

Credit Update

Credit Quality Trends

(dollars in millions)

QTD Provision Expense


Down 62% from peak in 2Q09
$151
$364
$290
$632
$497
$387
$341
$299
$239
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Allowance for Loan Losses


1.68% $464
2.14% $598
2.32% $642
3.33% $919
3.49% $919
3.72% $944
3.97% $969
3.58% $835
3.70% $836
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

QTD Net Charge-Offs


Down 52% from peak in 3Q09
1.53% $105
3.25% $229
3.53% $246
5.09% $355
7.33% $497
5.58% $362
5.05% $316
7.21% $433
4.12% $237
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Past Due Trends


1.46% $403 0.18%
1.30% $363 0.14%
2.12% $587 0.11%
1.20% $332 0.11%
1.35% $357 0.17%
1.03% $262 0.08%
1.21% $295 0.15%
1.06% $247 0.09%
1.12% $254 0.11%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Total Past Dues
Past Dues > 90 Days

Total Outstanding Loan Balance declined $762 million in 3Q10, reducing the denominator for the ratios on this page.

Non-performing Assets - Continued Progress

(dollars in millions)

Non-performing Asset Trends


NPA levels down 16% from peak in 1Q10
4.16%
$1,170
6.15%
$1,725
6.17%
$1,718
6.58%
$1,747
7.14%
$1,831
7.46%
$1,843
6.66%
$1,573
6.81%
$1,556
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Allowance and Cumulative Write-downs on NPAs

	3Q10	2Q10	1Q10
Non-performing loans	$1,294	1,310	1,543
Allowance for loan losses on non-performing loans	173	204	333
Cumulative write-downs LTD	793	732	642
Total allowance and write-downs on NPLs	$967	936	975
Allowance and cumulative write-downs on non-performing loans	46.3%	45.8	44.6
ORE and Impaired Loans Held for Sale cumulative write-downs and valuation reserves	59.7	59.0	60.7
Total allowance and cumulative write-downs on NPAs	49.5%	48.9	48.8

New NPL Inflows


Down 55% from peak in 1Q09
$576
$939
$765
$756
$661
$531
$339
$422
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Asset Disposition Activity


$339
46%
$331
51%
$271
43%
$206
34%
$172
39%
3Q09
4Q09
1Q10
2Q10
3Q10
Book Balance of Dispositions
Realization Rate as % Unpaid Balance at Default

Total outstanding loan balance declined $762 million in 3Q10 reducing the denominator for the NPA ratio on this page

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $410 million
as of 9/30/10


Retail
1%
C&I
29%
Investment Properties
42%
Land Acquisition
14%
Residential Properties
15%

Total TDR Trends


$671
$260
$411
$611
$349
$262
$645
$410
$235
1Q10
2Q10
3Q10
Accruing TDRs
Non-Accruing TDRs

- TDRs are primarily in the form of reduction of interest rate or extension of terms, usually less than one year
- Only 2.65% of Accruing TDRs are Past Due

Residential C&D and Land Acquisition Portfolio

(dollars in millions)

Performing Residential C&D and Land Acquisition Portfolios


$6,000
$4,500
$3,000
$1,500
$0
$5,875
$4,705
$2,791
$2,416
$2,239
$2,050
A decline of 65% from peak
Atlanta - decline of 79% from peak
$1,810
$1,286
$515
$457
$413
$382
4Q07
4Q08
4Q09
1Q10
2Q10
3Q10
Remaining Portfolio
Atlanta

- The Residential C&D and Land portfolios comprise 47% of total NPLs of which 36% are in Atlanta
- Performing Res. C&D and Land Acq. Portfolio has decreased by 65%, from $5.9B to $2.1B since 4Q07:
  - 4Q07 - portfolio represented 22% of total loans
    - Atlanta comprised 7%
  - 3Q10 - portfolio represents less than 10% of total loans
    - Atlanta comprises less than 2%

Performing Residential C&D and Land as of 9/30/10


Florida
12%
Atlanta
19%
Alabama
14%
Tennessee
1%
Other Georgia
29%
South Carolina
25%

Key Credit Metrics as of 09/30/10

	Total O/S Bal*	NPL Ratio	30+ DPD	3Q10 Chg-Off %**
1-4 Family Construction	$417	23.8%	2.11	11.33
Residential Land Dev.	862	32.6	1.01	21.42
Land Acquisition	1,382	16.6	1.66	14.12
Total Res. C&D & Land	**$2,660**	**22.9%**	**1.52**	**16.80**
1-4 Investment Mortgage	$1,154	6.3%	1.37	2.54

*includes accruing and non-accruing loans

**annualized

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $5.4 billion as of 9/30/10


Other Investment Property 10%
Warehouses 10%
Multi-Family 16%
Commercial Development 8%
Hotels 18%
Shopping Centers 22%
Office Buildings 16%

Investment Property Portfolio as of 9/30/10

	Outstanding Balance	New NPL Inflows	NPL Ratio	30+ DPD Ratio	3Q10 Net Charge-offs*
Multi-Family	$885	4	1.26%	1.11	0.55
Hotels	971	2	9.51	1.01	2.31
Office Buildings	875	3	2.07	0.48	1.30
Shopping Centers	1,158	52	5.45	1.81	6.51
Warehouses	532	0	1.33	0.88	0.18
Other Investment Property	527	1	4.89	0.16	1.05
Commercial Development	420	8	12.96	0.39	10.95
Total Investment Properties:	$5,367	70	5.07%	0.97	3.14

*Annualized

- Total NPLs down from 2Q10
- QTD Net Charge-Offs lowest since 1Q09
- NPL Inflows increased from 2Q10, but down 52% from peak levels in 4Q09 and 1Q10

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure

as of 09/30/10


2.5%
2.7%
2.7%
9.2%
10.9%
8.5%
5.8%
8.0%
9.6%
9.0%
7.7%
6.5%
6.5%
5.2%
5.2%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
All Other
Manufacturing
Construction
Other Services
R/E @ Other Leasing
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.

C&I Portfolio as of 9/30/10

	O/S Balance	NPL Ratio	30+ DPD Ratio	3Q10 Chg-Off Ratio*
Commercial, Financial & Agricultural	$5,264	3.55%	0.96	2.79
Owner Occupied R/E	4,128	1.92	0.68	1.04
Total C&I Loans	**$9,391**	**2.83%**	**0.84**	**2.02**

* Annualized

- Past Dues below 1%
- Charge-Offs improved from 3% in 2Q10 to 2%
- C&I Portfolio credit fundamentals remained stable

Retail Portfolio
(dollars in millions)

Total Retail Loans: $4 billion
as of 9/30/10


Florida
12%
Atlanta
10%
Alabama
18%
Tennessee
8%
Other Georgia
37%
South Carolina
14%

Retail Portfolio as of 9/30/10

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	3Q10 Net Charge-Offs*
Home Equity Lines	$1,672	1.11%	0.76	2.04
Consumer Mortgage	1,517	3.22	2.52	3.45
Small Business	214	1.46	1.49	1.93
Credit Card	281	—	2.74	4.79
Other Retail Loans	338	0.93	1.60	0.96
Total Retail Loans	**$4,022**	**1.83%**	**1.67**	**2.67**

* Annualized

Retail portfolio credit metrics remained stable

SYNOVUS

Appendix

Non-interest Income

(dollars in thousands)

	3Q09	2Q10	3Q10	3Q10 vs. 2Q10 % Change	3Q10 vs. 3Q09 % Change
Service Charges on Deposit Accounts	$29,699	27,876	26,711	(4.2%)	(10.1)
Fiduciary and Asset Management Fees	11,244	11,357	10,408	(8.4)	(7.4)
Brokerage and Investment Banking Income	7,047	6,768	6,736	(0.5)	(4.4)
Mortgage Banking Income	7,037	6,318	10,163	60.9	44.4
Bankcard Fees	9,114	9,800	10,674	8.9	17.1
Investment Securities Gains (Losses)	14,730	17	(612)	nm	nm
Other Fee Income	7,733	5,402	5,440	0.7	(29.7)
Increase in Fair Value of Private Equity Investments, Net	(6,853)	1,283	3,521	174.4	nm
Other Non-interest Income	6,484	5,174	8,723	68.6	34.5
Total Non-interest Income	**$86,235**	**73,995**	**81,764**	**10.5%**	**(5.2)**

Non-interest Expense

(dollars in thousands)

	3Q09	2Q10	3Q10	3Q10 vs. 2Q10 % Change	3Q10 vs. 3Q09 % Change
Salaries and Other Personnel Expense	$104,981	103,929	105,933	1.9%	0.9
Net Occupancy and Equipment Expense	31,231	30,588	31,311	2.4	0.3
FDIC Insurance Expense	14,191	18,064	15,492	(14.2)	9.2
Foreclosed Real Estate Expense	101,437	46,440	50,890	9.6	(49.8)
Other Credit Costs	8,302	7,249	10,980	51.5	32.3
Net Litigation Recovery	(4,067)	-	-	nm	nm
Professional Fees	11,121	11,595	13,324	14.9	19.8
Data Processing Expense	11,194	11,323	11,117	(1.8)	(0.7)
Severance Charges	(413)	-	2,520	nm	nm
Other Operating Expenses	38,843	29,574	27,444	(7.2)	(29.3)
Total Non-interest Expense	**$316,820**	**258,762**	**269,011**	**4.0%**	**15.1**
Fundamental Non-interest Expense*	**$186,870**	**187,009**	**189,129**	**1.1%**	**1.2**

* Excluding net litigation contingency expense, severance charges, credit costs, and FDIC insurance
Non-GAAP financial measures; see appendix

Prior periods reclassified to exclude discontinued operations

New NPL Inflows by Portfolio Type

(in millions)

	3Q09	4Q09	1Q10	2Q10	3Q10
Investment Properties	$94	144	147	42	70
Residential Properties (non-Atlanta)	257	162	127	109	116
Land Acquisition (non-Atlanta)	70	47	64	48	30
Residential Properties / Land (Atlanta)	169	110	65	37	41
Commercial and Industrial	132	160	94	74	127
Retail	34	39	34	29	38
Total	**$756**	**661**	**531**	**339**	**422**

New NPL Inflows by Geography
(in millions)

	3Q09	4Q09	1Q10	2Q10	3Q10
Alabama	$47	26	24	25	30
Florida	144	67	102	49	69
Georgia (not incl. Atlanta)	185	226	155	91	109
Atlanta	222	197	107	71	87
South Carolina	133	124	118	94	95
Tennessee	25	22	25	9	32
Total	**$756**	**661**	**531**	**339**	**422**

Charge-offs by Type

(dollars in millions, percentages annualized)

	3Q10		2Q10	
Investment Properties	$42.8	3.14%	$151.3	10.76%
1-4 Family Properties	68.9	10.87	142.4	19.92
Land for Future Development	50.0	14.12	38.3	10.70
Total CRE	**161.6**	**6.88**	**332.0**	**13.39**
Commercial and Industrial	48.4	2.02	74.2	2.99
Retail	27.2	2.67	26.9	2.63
Total Net Charge-offs	**$237.2**	**4.12%**	**$433.1**	**7.21%**

Past Dues by Portfolio Type

(dollars in millions)

	Outstanding Balance 3Q10	30-Days + Past Due 3Q10	30-Days + Past Due 2Q10
Investment Properties	$5,367	0.97%	0.56
Residential Properties	2,433	1.37	1.46
1-4 Family Construction	417	2.11	1.97
1-4 Family Perm/Mini-perm	1,154	1.37	1.13
Residential Development	862	1.01	1.62
Land for Future Development	1,382	1.66	0.93
Commercial and Industrial	9,391	0.84	1.03
Retail	4,022	1.67	1.55
Total*	**$22,581**	**1.12%**	**1.06**

* Net of unearned income

Non-GAAP Financial Measures

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation:

	3Q09	4Q09	1Q10	2Q10	3Q10
Total Risk-weighted Assets	$28,378	26,782	25,767	24,604	23,677 (1)
Loss from continuing operations before income taxes	(473)	(244)	(275)	(234)	(181)
Subtract: Gain from sale of Visa shares	–	(52)	–	–	–
Add: Provision for losses on loans	497	387	341	299	239
Add: Other Credit Costs*	110	40	53	54	62
Add: Goodwill Impairment	–	15	–	–	–
Add: Severance Charges	–	–	–	–	3
Add (Subtract): Net Litigation Contingency Expense (Recovery)	6	(2)	–	–	–
Pre-tax, Pre-credit costs Income	140	144	119	119	123
Pre-tax, Pre-credit costs Income / RWA**	2.0%	2.2	1.9	1.9	2.1 (1)

* Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
** Annualized
(1) Preliminary

Non-GAAP Financial Measures

(dollars in millions)

	3Q09	4Q09	1Q10	2Q10	3Q10
Total non-interest expense	$317	249	253	259	269
Other credit costs [1]	(110)	(40)	(53)	(54)	(62)
Severance charges	–	–	–	–	(3)
Non-interest expense excluding credit costs and other non-recurring items	**207**	**209**	**200**	**205**	**204**
FDIC insurance expense	(14)	(16)	(17)	(18)	(15)
Net litigation contingency (expense) recovery	(6)	2	–	–	–
Goodwill impairment	–	(15)	–	–	–
Fundamental non-interest expense [2]	**187**	**180**	**183**	**187**	**189**
Average earning assets [3]	**31,556**	**31,403**	**29,817**	**30,134**	**29,398**
Net interest income (taxable equivalent)	256	257	250	251	245
Add: Negative impact of non-performing assets on net interest income [4]	33	30	28	24	22
Net interest income (taxable equivalent) excluding the negative impact of non-performing assets	**289**	**287**	**278**	**275**	**267**
Net interest margin	**3.22%**	**3.25**	**3.39**	**3.34**	**3.33**
Negative impact of non-performing assets	**0.42**	**0.38**	**0.38**	**0.33**	**0.30**
Net interest margin excluding negative impact of non-performing assets	**3.64%**	**3.63**	**3.77**	**3.67**	**3.63**

(1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
(2) Also referred to as core expenses
(3) Quarterly average balance
(4) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

Non-GAAP Financial Measures

(dollars in millions)

	3Q09	4Q09	1Q10	2Q10	3Q10
Total deposits	$28,054	27,433	27,180	26,258	25,236
National market brokered deposits	(5,639)	(5,039)	(4,642)	(4,176)	(3,549)
Core deposits	**$22,415**	**22,394**	**22,538**	**22,082**	**21,687**

	3Q09	4Q09	1Q10	2Q10	3Q10
Total assets	$34,610	32,831	32,439	32,382	30,955
Goodwill	(39)	(24)	(24)	(24)	(24)
Other intangible assets, net	(18)	(17)	(16)	(15)	(14)
Tangible assets	34,553	32,790	32,399	32,343	30,917
Total shareholders' equity	3,137	2,851	2,616	3,424	3,216
Goodwill	(39)	(24)	(24)	(24)	(24)
Other intangible assets, net	(18)	(17)	(16)	(15)	(14)
Cumulative perpetual preferred stock	(926)	(928)	(930)	(933)	(935)
Tangible common equity	2,154	1,882	1,646	2,452	2,243
Tangible common equity to tangible assets	**6.23%**	**5.74**	**5.08**	**7.58**	**7.26**